SUPPLEMENT DATED NOVEMBER 11, 1998 TO THE PROSPECTUS DATED JANUARY 13, 1998 WHICH WAS SUPPLEMENTED ON JUNE 30, 1998

The following informational update supercedes the information set forth on the cover page of the Fund's Prospectus and in the sections entitled "Fund Expenses," "The Fund and Its Investment Objectives," and "Investment Policies and Strategy" of the Fund's Prospectus.

The Emerging Markets Portfolio has commenced investment operations on November 10, 1998. Any references in the Prospectus indicating that "the Emerging Markets Portfolio has not commenced operation" should be disregarded.